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                            PACIFICA VARIABLE TRUST
                                237 PARK AVENUE
                                   SUITE 910
                               NEW YORK, NY 10017
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                                   PROSPECTUS
                                DECEMBER 1, 1995
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     Pacifica Variable Trust (the "Trust") is an open-end, management investment company, shares of which are currently offered only to separate accounts ("Separate Accounts") funding variable annuity contracts issued by Anchor National Life Insurance Company (the "Participating Insurance Company"). Shares of the Trust are not offered to the general public.

     The Trust currently offers five separate funds:

          - EMERGING GROWTH PORTFOLIO -- This Portfolio seeks long-term capital appreciation by investing primarily in common stocks of medium-sized companies.

          - EQUITY VALUE PORTFOLIO -- This Portfolio seeks long-term capital appreciation by investing in common stocks of large, well-established companies and smaller companies with market capitalizations exceeding $50 million.

          - BALANCED PORTFOLIO -- This Portfolio seeks both capital appreciation and current income resulting in a high total investment return by investing in a balanced and diversified program of equity securities and debt instruments.

          - INTERMEDIATE BOND PORTFOLIO -- This Portfolio seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity through investments in a broad range of investment grade debt instruments.

          - MONEY MARKET PORTFOLIO -- This Portfolio seeks current income and stability of principal by investing in high-quality "money market" instruments.

This Prospectus sets forth concisely certain information about the Trust that you should know before making an investment decision. You are encouraged to read this Prospectus carefully and retain it for future reference. Additional information about the Trust is contained in a Statement of Additional Information dated December 1, 1995, that is available free of charge by calling
(800)-FIB-1223, or by contacting your Participating Insurance Company. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

     SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, ANY FIRST INTERSTATE OR OTHER BANK, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS
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
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
INVESTMENT OBJECTIVES AND POLICIES...................................................      3
  The Emerging Growth Portfolio......................................................      3
  The Equity Value Portfolio.........................................................      3
  The Balanced Portfolio.............................................................      4
  The Intermediate Bond Portfolio....................................................      4
  The Money Market Portfolio.........................................................      5
INVESTMENT LIMITATIONS...............................................................      7
GENERAL..............................................................................      8
  MANAGEMENT OF THE PORTFOLIOS.......................................................      8
  FUND SHARE VALUATION...............................................................      9
  DIVIDENDS AND DISTRIBUTIONS........................................................     10
  TAXES..............................................................................     10
  PERFORMANCE INFORMATION............................................................     11
  DESCRIPTION OF THE TRUST...........................................................     12
INVESTOR GUIDE.......................................................................     12
  PURCHASE AND REDEMPTION OF SHARES..................................................     12
  MISCELLANEOUS......................................................................     13
PROSPECTUS APPENDIX..................................................................    A-1

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                       INVESTMENT OBJECTIVES AND POLICIES
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This Prospectus describes five diversified investment portfolios. Each Fund has distinct investment objective policies. The Trust offers five investment options with the following investment objectives:

The Emerging Growth Portfolio. The investment objective of the Emerging Growth Portfolio is to provide investors with long-term capital appreciation. In pursuing its investment objective the Portfolio will invest, under normal market conditions, at least 65% of the value of its total assets in a diversified group of small to medium-sized companies using a research intensive approach and valuation techniques that emphasize earnings growth. "Small to medium-sized" companies are (1) domestic companies that are not included in (a) the top 100 of the 500 largest industrial corporations as ranked by Fortune Magazine ("Fortune") or (b) in the top 20% of Fortune's separate rankings for other industries or (2) foreign companies with market capitalizations of less than $10 billion. In addition, to qualify as a small to medium-sized company, both domestic and foreign companies must have either revenues or market capitalizations of at least $50 million. The Portfolio may also invest a portion of its assets in larger companies that offer improved growth possibilities because of rejuvenated management, product changes or some other development that might stimulate earnings growth, and in smaller companies that have limited product lines, markets or financial resources, or are dependent upon one-person management. The securities of smaller companies in which the Portfolio may invest may have limited marketability, may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general and may involve greater risk than is customarily associated with more established companies. However, to qualify for investment by the Portfolio, a company will be expected to demonstrate the potential for reasonable long-term annual earnings growth. No assurance can be given that any of these expectations will be met.

In addition to common stocks, the Portfolio may invest in preferred stocks, convertible securities and common stock warrants, and may invest up to 25% of its total assets directly, or indirectly through investments in American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), in securities issued by foreign companies ("foreign securities"). Further, the Portfolio may invest in securities issued by other investment companies within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act").

In accordance with its investment policies, the Portfolio may hold uninvested cash reserves, which do not earn income, pending investment, to meet anticipated redemption requests and during defensive periods. In addition, the Portfolio may invest in short-term instruments that are eligible for purchase by the Money Market Portfolio in such proportions as, in the opinion of the adviser, existing conditions warrant.

The Equity Value Portfolio. The investment objective of the Equity Value Fund is to provide investors with long-term capital appreciation. This Portfolio pursues its investment objective by investing primarily in common stocks of both domestic and foreign companies. The Portfolio may invest in large, well-established companies and smaller companies with market capitalizations exceeding $50 million. Income generation is a secondary consideration for the Portfolio. However, the Portfolio may purchase dividend paying stocks of particular issuers when the issuer's dividend record may, in the opinion of the adviser, have a favorable influence on the market value of the securities.

In selecting equity investments, the adviser uses both quantitative and qualitative analysis to identify those issuers that, in its opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth. In addition to common stocks, the Portfolio may invest in preferred stocks, investment grade convertible securities and common stock warrants, and may invest either directly or indirectly, through investments in ADRs and EDRs, in foreign securities.

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Normally, the Portfolio will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. For temporary defensive purposes, however, the Portfolio may invest, in accordance with its investment policies, in short-term instruments that are eligible for purchase by the Money Market Portfolio and in debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment grade or better (within the four highest rating categories assigned by an unaffiliated nationally recognized statistical rating organization (an "NRSRO"), or, if unrated, of comparable quality as determined by the adviser).

The Balanced Portfolio. The investment objective of the Balanced Fund is to realize both capital appreciation and current income. This Portfolio invests between 30% to 70% of its assets in common stocks that are considered by the adviser to have better than average prospects for growth of capital and income. The Portfolio will invest primarily in domestic equity securities, but may invest up to 5% of its assets in equity securities listed or traded exclusively on a foreign exchange excluding ADRs and EDRs. The remaining 30% to 70% balance of the Portfolio's assets will be invested in senior fixed income securities, including corporate debt securities, commercial paper and mortgage and asset-backed securities. The debt instruments in which the Portfolio invests will be rated at least investment grade (within the four highest rating categories assigned by an NRSRO, or, if unrated, of comparable quality as determined by the adviser).

In selecting equity investments, the adviser uses both quantitative and qualitative analysis to identify those issuers that, in its opinion, exhibit below-average valuation multiples, above-average financial strength, a strong position in their industry and a history of steady profit growth. In addition to common stocks, the Portfolio may invest in preferred stocks, investment grade convertible securities and common stock warrants.

In selecting senior fixed income securities, the adviser seeks debt instruments that appear best calculated to achieve the Portfolio's investment objective within the credit and risk tolerances established for the Portfolio. In accordance with those policies, the Portfolio may purchase commercial paper and mortgage and asset-backed securities rated by an NRSRO within the two highest rating categories and corporate debt securities rated by an NRSRO within the four highest rating categories. The Portfolio also may invest in other debt instruments which are of comparable quality as determined by the adviser.

The Intermediate Bond Portfolio. The investment objective of the Intermediate Bond Portfolio is to provide investors with a high level of current income consistent with the preservation of capital and maintenance of liquidity. This Portfolio pursues its investment objective by investing in a broad range of corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds, debentures, obligations convertible into common stock and various types of demand instruments, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments, and money market instruments. The Portfolio is also permitted to acquire obligations issued by state and local governments ("Municipal Obligations"). The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government obligations. The Portfolio will maintain an average weighted maturity between three and ten years.

In acquiring particular portfolio securities, the adviser will consider, among other things, historical yield relationships between corporate and government bonds, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon its analysis to these and other factors, the Portfolio's holdings in issuers in particular industry sectors may be overweighted when compared to the relative industry weightings in the Shearson Lehman Brothers Intermediate-Term Index or other recognized indexes.

The policy of the Portfolio is to invest at least 65% of the total value of its assets in corporate and government bonds during normal market conditions. Debt obligations acquired by the Portfolio will be rated investment grade at the time of purchase. Debt obligations may also be unrated but deemed by

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the adviser to be comparable in quality to instruments that are so rated. The
Portfolio's dollar weighted average portfolio quality of the corporate bond portion of the Portfolio's holdings is expected to be "A" or better. Obligations rated in the lowest of the top four NRSRO rating categories are considered to have speculative characteristics.

The Portfolio may also invest in obligations convertible into common stocks, and may purchase common stocks, warrants or other rights to buy shares if they are attached to a fixed income obligation. As a general matter, however, the Portfolio will not invest in common stocks. Common stock received through the conversion of convertible debt obligations will normally be sold in an orderly manner as soon as possible.

Up to 20% of the total assets of the Portfolio may be invested directly in dollar-denominated debt obligations of foreign issuers. These obligations may include obligations of foreign corporations as well as obligations of foreign governments and their political sub-divisions (which will be limited to direct government obligations and government-guaranteed securities).

The value of the Portfolio's holdings can be expected to fall when interest rates rise and vice-versa, according to changes in prevailing interest rates. Zero coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) may be subject to greater market fluctuations from changing interest rates than debt obligations having comparable maturities that pay interest currently.

The Portfolio may also hold other types of securities, including money market instruments, repurchase agreements, securities issued by other investment companies within the limits prescribed by the 1940 Act, and cash, pending investment, to meet anticipated redemption requests or if, in the opinion of the adviser, suitable investments are unavailable. These investments may be made in such proportions as, in the opinion of the adviser, existing circumstances warrant, and may include obligations of foreign banks and foreign branches of U.S. banks.

The Money Market Portfolio. The investment objective of the Money Market Portfolio is to provide investors with current income and stability of principal. In seeking to achieve its investment objective, this Portfolio invests, under normal market conditions, at least 80% of its assets in "money market" instruments. These securities will have remaining maturities of 13 months or less (although certain variable and floating rate instruments and securities subject to collateralized repurchase agreements may have longer maturities). The average weighted maturity of the securities held by the Portfolio will not exceed 90 days.

In particular, the Portfolio may invest in:

     (A) Certificates of deposit and time deposits of U.S. banks or other U.S. financial institutions which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation having total assets at the time of purchase in excess of $1.5 billion (including up to 25% of its total assets in obligations of foreign branches of such banks and institutions);

     (B) Bankers acceptances guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion;

     (C) Interest-bearing savings deposits in commercial and savings banks (up to 5% of its total assets);

     (D) Commercial paper (including variable and floating rate instruments) and other short-term obligations and variable rate master demand notes, bonds, debentures and notes issued or guaranteed by U.S. and foreign corporations;

     (E) Securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities;

     (F) "Stripped securities" which include participations in trusts that hold U.S. Treasury obligations (including TIGRs and CATS) and interests in U.S. Treasury obligations reflected in the Federal Reserve Book Entry System;

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     (G) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

     (H) Unrated notes, paper and other instruments that are of comparable quality as determined by the adviser under guidelines established by the Trust's Board of Trustees; and

     (I) Repurchase agreements relating to the above instruments.

All securities acquired by the Portfolio will be determined by the adviser, under guidelines established by the Trust's Board of Trustees, to present minimal credit risks, and will be "First Tier Securities" as defined by the Securities and Exchange Commission (the "SEC"). The Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. See "Illiquid Securities" in the Appendix. First Tier Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the highest rating category by at least two NRSROs (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees. The purchase of single-rated and unrated securities will be ratified by the Board of Trustees.

Securities in which the Portfolio may invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

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                             INVESTMENT LIMITATIONS
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Each Portfolio is subject to certain fundamental investment restrictions. A
Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Portfolio. No assurance can be provided that a Portfolio will achieve its investment objective.

Each Portfolio has also adopted the fundamental investment restrictions stated below that may be changed only with the approval of a majority of the Portfolio's outstanding shares. Additional fundamental restrictions are set forth in the Statement of Additional Information.

No Portfolio may:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Trust, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these limitations.

2. Purchase any securities that would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, with respect to the Money Market Portfolio, obligations (other than commercial paper) of domestic branches of U.S. banks, and repurchase agreements secured by such instruments; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Make loans, except that each Portfolio may purchase and hold debt instruments, enter into repurchase agreements in accordance with its investment objective and policies and lend portfolio securities.

If a percentage limitation is met at the time a Portfolio makes an investment, a later change in that percentage due to a change in the value of the Portfolio's holdings will not result in a violation of the limitation.

In order to permit the sale of a Portfolio's shares in certain states, the Trust may agree to certain restrictions that may be stricter than the investment policies and limitations described above. Should the Trust determine that any such restriction is no longer in the Portfolio's best interest, it will revoke its agreement by no longer selling Portfolio shares in the state involved.

In accordance with current SEC regulations, the Money Market Portfolio intends, as a non-fundamental policy, to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the value of its total assets at the time of purchase, except for 25% of the value of its total assets which may be invested in any one issuer for a period of up to three business days.

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                                    GENERAL
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                          MANAGEMENT OF THE PORTFOLIOS

The business and affairs of the Portfolios are managed under the direction of the Trust's Board of Trustees. The Statement of Additional Information contains information about the Board of Trustees.

THE ADVISER: FIRST INTERSTATE CAPITAL MANAGEMENT, INC.

First Interstate Capital Management, Inc., 7501 E. McCormick Parkway, Scottsdale, Arizona 85258, serves as investment adviser to the Trust ("FICM" or the "Adviser"). The Adviser manages the investment and reinvestment of the assets of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. The Adviser is responsible for placing orders for the purchase and sale of the Portfolios' investments directly with brokers and dealers selected by it in its discretion. Mr. David Underwood serves as the Adviser's Director of Funds Management.

Mr. Underwood joined the Adviser in 1995. From 1993 to 1995 Mr. Underwood was employed by Integra Trust Company as Director of Research. From 1990 to 1993 he was Portfolio Manager with the firm of C.S. McKee Investment Advisors. Mr. G. Edward Means serves as the Adviser's Director of Fixed Income Management. Mr. Means joined the Adviser in January, 1995. From 1992 to 1994 he was employed by Clayton Brown & Associates as Senior Vice President, Fixed Income Sales. From 1984 to 1992 he was employed by First National Bank of Chicago as Senior Vice President.

     Mr. Leon Newcomb has been employed by First Interstate since 1994 and will be responsible for the day-to-day management of the Equity Value Portfolio and the equity portion of the Balanced Portfolio. From 1989 through 1993 Mr. Newcomb was employed by Knights of Columbus, a Connecticut life insurance company, as an equity portfolio manager. Mr. Michael Hughes will be responsible for the day-to-day management of the fixed-income portion of the Balanced Portfolio. Mr. Hughes has been employed by First Interstate since 1988. He currently serves as a Fixed Income Fund Manager. Mr. Robert Daviduk will be responsible for the day-to-day management of the Intermediate Bond Portfolio. Mr. Daviduk has been a fixed-income portfolio manager with the First Interstate since April, 1993. From 1992 to 1993, Mr. Daviduk was employed by Payden & Rygel Investment Counselors as a Fixed Income Portfolio Analyst. Mr. Richard A. Ferguson will be responsible for the day-to-day management of the Emerging Growth Portfolio. Mr. Ferguson has been employed in various managerial positions with First Interstate Bank of Arizona, N.A. since 1974 and joined First Interstate in March, 1995.

The Adviser is a wholly-owned subsidiary of First Interstate Bank of California, which is the largest banking subsidiary of First Interstate Bancorp, a multi-bank holding company. First Interstate Bancorp provides financial products and services marketed at the local level to nearly five million households in over 500 communities and 13 western states.

The Adviser is entitled to receive an advisory fee, calculated daily and payable monthly, at the annual rate of .75% of the average daily net assets of each of the Emerging Growth, Equity Value and Balanced Portfolios; .65% of the average daily net assets of the Intermediate Bond Portfolio; and .60% of the average daily net assets of the Money Market Portfolio. The Adviser may from time to time voluntarily waive all or any portion of its fees.

DISTRIBUTOR

Furman Selz LLC ("Furman Selz"), 230 Park Avenue, New York, New York 10169, acts as distributor of the Portfolios. Furman Selz is primarily an institutional brokerage firm with member-

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ship on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock
Exchanges. The Distributor receives no distribution fees from the Portfolios for its distribution services.

ADMINISTRATIVE SERVICES

Furman Selz also provides certain management and administrative services necessary for the Portfolios' operations pursuant to an Administrative Services Contract. These services include: (i) general supervision of the operation of the Portfolios including coordination of the services performed by the Portfolios' transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions and preparation of shareholder reports for the Portfolios; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Trust. For these services, Furman Selz is entitled to receive a fee from each Portfolio, calculated daily and payable monthly, at the annual rate of .15% of each Portfolio's average daily net assets. In addition, pursuant to a Fund Accounting Agreement between the Trust and Furman Selz, Furman Selz assists the Trust in calculating net asset values and provides certain other accounting services for each Portfolio for an annual fee of $30,000 per Portfolio plus out-of-pocket expenses.

CUSTODIAN AND TRANSFER AGENT

First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, serves as Custodian for the Portfolios. Furman Selz serves as Transfer Agent for the Portfolios.

OTHER EXPENSES

Except as noted below, the Adviser and Furman Selz bear all expenses in connection with the performance of their services for the Portfolios. The Trust bears the expenses in connection with the Portfolios' operations, whether incurred directly or on its behalf by the Adviser, Furman Selz or the Participating Insurance Company, including taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with Furman Selz); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Portfolios also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                              FUND SHARE VALUATION

Net asset value per share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Portfolio, less liabilities, by the number of its outstanding shares. Net asset value is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange"), currently 4:15 p.m. except for the Money Market Fund which is 3:00 p.m. (Eastern Time), on each weekday that the Exchange is open. Currently, the Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

The investments of the Emerging Growth, Equity Value, Balanced and Intermediate Bond Portfolios are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt securities with maturities of sixty days or less are valued at amortized cost, unless the Board of Trustees determines that this does not constitute fair value.

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The assets in the Money Market Portfolio are valued based upon the amortized cost method. Although the Money Market Portfolio seeks to maintain net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

For further information about valuing Portfolio investments, see the Statement of Additional Information.

                          DIVIDENDS AND DISTRIBUTIONS

Each Portfolio expects to distribute substantially all of its net investment income and capital gains each year. Dividends for the Money Market Portfolio are declared daily and paid monthly. Dividends for the Intermediate Bond Portfolio are declared and paid monthly. Dividends for the Emerging Growth, Equity Value and Balanced Portfolios are declared and paid quarterly. Net capital gains, if any, will be distributed at least annually. All dividends and capital gain distributions of a Portfolio will be automatically reinvested in additional shares of the same Portfolio at the net asset value of such shares on the payment date.

                                     TAXES

Generally, each Portfolio will not be subject to Federal income taxes. Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve a Portfolio of liability for Federal income taxes to the extent the Portfolio's earnings are distributed in accordance with the Code. In order to so qualify, a Portfolio must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Portfolio does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Portfolio's distributions to segregated asset accounts holding shares of the Portfolio would be taxable as ordinary income to the extent of the Portfolio's current and accumulated earnings and profits. A failure of a Portfolio to qualify as a regulated investment company also could result in the loss of the tax-favored status of variable annuity contracts based on a segregated asset account which invests in the Portfolio.

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Portfolios intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified. However, a failure of the Portfolio to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual cost of life insurance, if any, provided under such policy).

Provided that a Portfolio and a segregated asset account investing in a Portfolio satisfy the above requirements, any distributions from the Portfolio to such account will be exempt from current Federal income taxation to the extent that such distributions accumulate in a variable annuity contract.

Persons investing in a variable annuity contract offered by a segregated asset account investing in a Portfolio should refer to the prospectus with respect to such contract for further tax information.

The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action.

Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Portfolios.

                            PERFORMANCE INFORMATION

From time to time, in advertisements or in reports to shareholders, the performance of the Portfolios may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Portfolios may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Small Company Index or the U.S. Treasury Index.

Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance of the Portfolios.

The standardized yield of the Money Market Portfolio refers to the income generated over a seven-day period. This income is annualized, i.e. the income during the particular period is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Money Market Portfolio may also advertise its effective yield which is calculated similarly but, when annualized, the income from an investment in the Portfolio is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect.

The standardized yield for the other Portfolios is computed by dividing a Portfolio's average daily net investment income per share during a 30-day (or one month) base period by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Portfolios may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested.

The Portfolios may also advertise their performance using "average annual total return" over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if available), and may be given for other periods as well, such as from the commencement of a Portfolio's operations, or on a year-by-year basis. Each Portfolio may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Portfolio for the specified period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Portfolio during the period are reinvested in Portfolio shares.

Performance of the Portfolios will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Yields and total returns quoted for the Portfolios include the effect of deducting the Portfolios' expenses, but may not include charges and expenses attributable to a particular variable annuity contract. Since shares of the Portfolios can be purchased only through a variable annuity contract, you should carefully review the prospectus of the variable annuity contract you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Portfolios' yield and total return would have the effect of decreasing performance. Performance information for the Portfolios must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Portfolios.

                            DESCRIPTION OF THE TRUST

The Trust was organized on August 26, 1994 as a Delaware business trust. The Trust offers shares of beneficial interest, par value $.0001 per share, in five separate Portfolios, each of which is classified as a diversified investment company under the 1940 Act. Each share represents an equal proportionate interest in a particular Portfolio with other shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Portfolio as are declared in the discretion of the Board of Trustees. The Board of Trustees is authorized to classify or reclassify any series of shares into one or more additional series of shares and to create new investment portfolios.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular series. The rights accompanying Portfolio shares are legally vested in the Separate Accounts offered by the Participating Insurance Company. However, the Participating Insurance Company will vote Portfolio shares held in its Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts. The Participating Insurance Company will vote Portfolio shares held in its Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the prospectuses relating to those accounts issued by the Participating Insurance Company.

The Trust is not required under Delaware law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more trustees and such meeting will be called when requested by the holders of record of 10% or more of the Trust's outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in such matters.

--------------------------------------------------------------------------------

                                 INVESTOR GUIDE
--------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

Investors may not purchase or redeem shares of the Portfolios directly, but only through variable annuity contracts offered through the Separate Accounts of the Participating Insurance Company. You should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract, how to select specific Portfolios of the Trust as investment options for your contract and how to redeem monies from the Trust. The Trust assumes no responsibility for such prospectus.

The Separate Accounts of the Participating Insurance Company place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts issued by the Participating Insurance Company) to be effected on that day pursuant to variable annuity contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. Orders for the purchase of shares of a Portfolio are effected at the net asset value per share next calculated after an order is received in good order by the Company from an investor, provided the order is promptly transmitted by the Company to the Portfolio. Similarly, redemptions are effected at the net asset value per share next calculated after a redemption request is received in good order by the Company from an investor, provided the order is promptly transmitted by the Company to the Portfolio. Payment for redemptions will be normally made by a Portfolio within 7 days after the request is received. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with SEC rules.

The Portfolios do not assess any fees, either when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by the Participating Insurance Company under its variable annuity contracts as described in the Participating Insurance Company's prospectus.

As of the date of this Prospectus, shares of the Trust are offered only to Separate Accounts funding variable annuity contracts issued by Anchor National Life Insurance Company.

                                 MISCELLANEOUS

The Trust Instrument provides that the obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the property of the Portfolio to which the obligations relate. All persons dealing with any Portfolio of the Trust must look solely to the Trust property belonging to such Portfolio for the enforcement of any claims against the Trust.

Inquiries regarding the Trust should be made to the Trust's office at 237 Park Avenue, Suite 910, New York, New York 10017. Holders of variable annuity contracts issued by the Participating Insurance Company for which shares of the Portfolios are the investment vehicle will receive from the Participating Insurance Company unaudited semi-annual financial statements and year-end financial statements audited by the Portfolios' independent certified public accountants. Each report will show the investments owned by the Portfolios and the market values of the investments and will provide other information about the Portfolios and their operations.

                              PROSPECTUS APPENDIX

                       INFORMATION ON INVESTMENT POLICIES

INVESTMENTS BY THE PORTFOLIOS

     The equity securities of smaller and unseasoned companies purchased by the Emerging Growth, Equity Value and Balanced Portfolios may be subject to more abrupt or erratic market movements than securities of larger, more established companies because such securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects. The net asset value per share of these Portfolios may, therefore, be subject to rapid and substantial changes. Additionally, such securities may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities, to meet redemptions or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable or to make many small sales over a lengthy period of time.

     Generally, the market value of fixed income securities held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yields of a Portfolio comprised primarily of fixed income securities will tend to be somewhat lower. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Portfolios may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

PORTFOLIO TRANSACTIONS AND TURNOVER

     All orders for the purchase or sale of securities on behalf of a Portfolio are placed by the Adviser with broker/dealers that the Adviser selects. Although the Trust cannot accurately predict a Portfolio's portfolio turnover rate, it expects that the annual turnover rates of the Emerging Growth, Equity Value, Balanced and Intermediate Bond Portfolios will not exceed 150%. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, high portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs. The Adviser will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Portfolios' respective objectives and policies.

FOREIGN SECURITIES

     There are risks and costs involved in investing in securities of foreign issuers, which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes for foreign governments. In addition, foreign investments may involve further risks associated with the level of currency exchange rates, less complete financial information about issuers, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on investment income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     Investments in foreign securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company, and EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities. ADRs, in registered form, are designed for use in the United States securities markets, while EDRs, in bearer form, are generally designed for use in the European securities markets. Certain institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same information that a sponsored depository is required to provide under its contractual arrangements with the issuer.

     Although the Portfolios (except the Money Market and Intermediate Bond Portfolios) may invest in securities denominated in foreign currencies, portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Portfolio's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Equity Value and Balanced Portfolios may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. See the Statement of Additional Information for further information concerning foreign currency transactions.

U.S GOVERNMENT OBLIGATIONS

     Each Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, and supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

STRIPPED SECURITIES

     The Portfolios may purchase "stripped securities," which include participations in trusts that hold U.S. Treasury obligations (such as TIGRs and CATS) and interests in U.S. Treasury obligations reflected in the Federal Reserve-Book Entry System which represent ownership in either the future interest payments or the future principal payments on U.S. Treasury obligations. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are paid to investors.

REPURCHASE AGREEMENTS

     Each Portfolio may agree to purchase U.S. Government obligations or other debt securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. A Portfolio will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. The Portfolios will not enter into repurchase agreements with the Adviser or its affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding

397 days, the Portfolios do not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days. If a Portfolio enters into repurchase agreements with deemed maturities in excess of seven days, such agreements would be subject to the Portfolio's limitation on illiquid investment discussed below.

     The seller under a repurchase agreement will be required to maintain the value of the securities that are subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES

     The Portfolios may purchase rated and unrated variable and floating rate instruments, which may have stated maturities in excess of 397 days but will, in the case of the Money Market Portfolio, permit a Portfolio to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes that permit periodic adjustments in the principal amounts. Any such instruments which do not permit a Portfolio to demand payment within seven days after notice will be subject to the Portfolio's limitation on investments in illiquid securities discussed below (unless the Adviser determines under the supervision of the Board of Trustees that a liquid trading market exists). The absence of any active secondary market for a particular variable and floating rate instrument could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and a Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

MORTGAGE-RELATED SECURITIES

     The Portfolios may purchase mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages on which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by a Portfolio in calculating maturity for purposes of its investment in mortgage-related securities. Because the average life of mortgage-related securities may lengthen with increases in interest rates, the portfolio-weighted average life of the securities in which a Portfolio is invested may at times lengthen due to this effect. Under these circumstances, the Adviser may, but is not required to, sell securities in order to maintain an appropriate portfolio-weighted average life.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     A Portfolio may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different than the stated maturity of the security.

     The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Portfolio's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

OTHER ASSET-BACKED SECURITIES

     The Portfolios may also purchase other types of asset-backed securities, unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or receivables held in a trust. Examples include certificates for automobile receivables ("CARS") and credit card receivables ("CARDS"). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety-bond, limited guaranty or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

     The underlying assets may be prepaid with the result of shortening the certificates' weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by a Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, a Portfolio's ability to maintain an investment portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Portfolio's experiencing difficulty in valuing or liquidating such securities. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA described previously under "Mortgage-Related Securities."

Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by a Portfolio in calculating maturity for purposes of its investment in asset-backed securities.

CONVERTIBLE SECURITIES

     The Equity Value, Balanced and Intermediate Bond Portfolios intend to purchase only those convertible securities that are "investment grade" at the time of purchase. Although the Emerging Growth Portfolio may acquire convertible securities that are rated below investment grade by an NRSRO, the Portfolio expects that investments in lower-rated convertible securities will not exceed 10% of the value of its total assets at the time of purchase. Securities that are rated Ba or BB have speculative characteristics with respect to the capacity to pay interests and repay principal. Securities that are rated B generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest. In light of the risks, the Adviser, in evaluating the creditworthiness of an issue, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the ability of the issuer's management and regulatory matters. To the extent a Portfolio purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on the Portfolio's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated convertible securities held by the Portfolio, especially in a thinly traded market. These high yield, high risk securities are commonly referred to as junk bonds.

ILLIQUID SECURITIES

     The Portfolios will not knowingly invest more than 15% of the value of their net assets (10% for the Money Market Portfolio) in securities that are illiquid because of restrictions on transferability or other reasons. If, after the time of acquisition, events cause its limit to be exceeded, the Portfolio involved will take steps to reduce the amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC. Repurchase agreements and time deposits with deemed maturities in excess of seven days,
Section 4(2) commercial paper and securities that are not registered under the Securities Act of 1933 but that may be purchased by institutional buyers under SEC Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser determines that a liquid trading market exists).

     SEC Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. SEC Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Trust believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

     The Adviser monitors the liquidity of restricted securities held by the Portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The purchase of securities which can be sold only under SEC Rule 144A could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

     To increase return on portfolio securities, each Portfolio may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 30% of the value of a Portfolio's total assets in the case of the Emerging Growth, Intermediate Bond and Money Market Portfolios and 5% in the case of the Balanced and Equity Value Portfolios. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

OPTIONS

     The Emerging Growth, Equity Value, Balanced and Intermediate Bond Portfolios may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of their respective net assets as described further in the Statement of Additional Information. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     These Portfolios may also engage in writing call options from time to time. A Portfolio will write only covered call options (options on securities owned by the Portfolio). A Portfolio will forego any capital appreciation above the exercise price on securities on which it has written a call option. In order to close out a call option it has written, a Portfolio will enter into a "closing purchase transaction," the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Portfolio previously wrote. When a portfolio security subject to a call option is sold, a Portfolio will effect a closing purchase transaction to close out any existing call option on that security. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Under normal conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 25% of the net assets of a Portfolio.

     A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call previously written by that Portfolio if the premium, plus commission costs, paid to purchase the call is less (or greater) than the premium, less commission costs, received on the sale of the call. A gain also will be realized if a call which a Portfolio has written lapses unexercised, because the Portfolio would retain the premium.

     The use of covered call options will not be a primary investment technique of the Portfolios, and they are expected to be used infrequently. If the Adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a Portfolio would be in a worse position than it would have been had the foregoing investment techniques not been used.

STOCK INDEX FUTURE CONTRACTS AND RELATED OPTIONS

     The Equity Value and Balanced Portfolios may enter into stock index futures contracts in order to protect the value of common stock investments, provided that not more than 5% of a Portfolio's assets are committed to such transactions. These Portfolios may purchase put options on stock index futures as another method of protecting their assets against market declines.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

     The use of the techniques listed above which involve the segregation of assets to cover future obligations may impair the liquidity of a Portfolio's assets and its ability to operate as an open-end investment company. The Adviser will monitor the use of such techniques and report to the Trustees concerning their impact, if any, on liquidity and a Portfolio's ability to meet redemptions.

     For additional information relating to futures trading, including particular risks thereof, see Appendix B to the Statement of Additional Information.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

     A Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when delivery of the security takes place. A Portfolio's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Portfolios do not intend to engage in when-issued purchases and forward commitments for speculative purposes.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

     The Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Portfolio and other investment companies advised by the Adviser or its affiliates. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its proportionate share of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. A Portfolio will invest in securities issued by other investment companies to increase its yield when its excess cash might otherwise remain idle or produce non-competitive returns.

BORROWINGS

     Each Portfolio may borrow funds for temporary purposes and may enter into reverse repurchase agreements in accordance with the investment restrictions as described in the Statement of Additional Information. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions and agree to purchase them at an agreed upon date and price. A Portfolio would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

                            PACIFICA VARIABLE TRUST

                      Statement of Additional Information
                                      for
                           Emerging Growth Portfolio
                             Equity Value Portfolio
                               Balanced Portfolio
                          Intermediate Bond Portfolio
                             Money Market Portfolio

                                December 1, 1995


                               TABLE OF CONTENTS


                                                                                                           Page
                                                                                                           ----
THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28

MANAGEMENT OF THE PORTFOLIOS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

COUNSEL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

                 This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated December 1, 1995, as the same may be revised from time to time, and is incorporated by reference in its entirety into the related Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Portfolios should be made solely based upon the information contained herein. Copies of the Portfolios' Prospectus may be obtained by calling 1-800-FIB-1223 or by writing Furman Selz Incorported, 237 Park Avenue, New York, New York 10017, or by contacting the Participating Insurance Company. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                   THE TRUST

                 Pacifica Variable Trust (the "Trust") is a Delaware business trust which was organized on August 26, 1994 as an open-end management investment company. The Trust offers shares representing interests in the following five separate, diversified investment portfolios: Emerging Growth Portfolio, Equity Value Portfolio, Balanced Portfolio, Intermediate Bond Portfolio and Money Market Portfolio.


                       INVESTMENT OBJECTIVES AND POLICIES

                 The following policies supplement the discussion of the Portfolios' respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions

                 First Interstate Capital Management, Inc. ("FICM" or the "Adviser") serves as the investment adviser to the Portfolios. Subject to the general supervision of the Trust's Board of Trustees and the provisions of the Trust's Advisory Agreement relating to the Portfolios, the Adviser is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities.

                 The annualized portfolio turnover rate for each Portfolio (other than the Money Market Portfolio) is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Portfolio may engage in short-term trading to achieve its investment objective.

                 The Money Market Portfolio does not intend to seek profits from short-term trading. Its annual portfolio turnover rate will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Portfolio's net income. For regulatory purposes the portfolio turnover rate for the Portfolio is expected to be zero.

                 Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

                 The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Portfolio's interests.

                 The Advisory Agreement for the Portfolios provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause any of the Portfolios to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that they determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the Portfolios. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

                 Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Portfolios. The Trustees will periodically review the commissions paid by the Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

                 The Portfolios may from time to time purchase securities issued by the Trust's regular broker/dealers. Portfolio securities will not, however, be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Furman Selz Incorporated, the Participating Insurance Company or an affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any of them acting as principal, except to the extent permitted by the Securities and Exchange Commission. In addition, the Portfolios will not purchase securities during the existence of any underwriting or selling group relating thereto of which Furman Selz Incorporated, the Adviser, the Participating Insurance Company or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission.

                 Investment decisions for each Portfolio are made independently from those for the other Portfolios and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made at substantially the same time on behalf of a Portfolio and another investment company or account, those transactions will be averaged as to price, and available securities will be allocated between the Portfolio and the other purchaser in a manner which the Adviser believes to be equitable to the Portfolio and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained by the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other investment companies or accounts in executing transactions.

Debt Ratings

                 The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bank Watch ("Thomson") and IBCA Inc. ("IBCA") represent their opinions as to the quality of debt securities.

It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. The Adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

                 The payment of principal and interest on most securities purchased by the Portfolios will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Options Trading

                 As stated in the Prospectus, the Emerging Growth, Equity Value, Balanced and Intermediate Bond Portfolios may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity which may entail greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in their underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

                 The Portfolios will write only "covered" call options on securities. The option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

                 A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Portfolio will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Portfolio to make a closing purchase transaction in order to close out its position.

                 When a Portfolio purchases a put or call option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid.
If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if a Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

                 As noted previously, there are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. A Portfolio will likely be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts and Related Options

                 The Equity Value and Balanced Portfolios may invest in futures contracts and options thereon as described in Appendix B to this Statement of Additional Information.


Warrants

                 To the extent described in the Prospectus, the Emerging Growth, Equity Value, Balanced and Intermediate Bond Portfolios may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

Foreign Currency Exchange Transactions

                 The Equity Value and Balanced Portfolios may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. Each Portfolio will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

                 A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

                 The Equity Value and Balanced Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Portfolio's long-term investment decisions, the Portfolio will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Lending Securities

                 Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards for the Money Market Portfolio, or any combination thereof. When a Portfolio lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Repurchase Agreements

                 The repurchase price under repurchase agreements described in the Portfolios' Prospectus generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Portfolios' custodian (or a sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Bank Obligations

                 For purposes of each Portfolio's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Each Portfolio's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Portfolio to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Each Portfolio will acquire securities issued by foreign branches of U.S. banks or foreign banks only when the Adviser believes that the risks associated with such instruments are minimal.

Government Obligations

                 The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Portfolios include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S.

Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs")

                 The Emerging Growth, Equity Value, Intermediate Bond and Balanced Portfolios may invest their assets in ADRs, which are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, and, except for the Intermediate Bond Portfolio, EDRs, which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR prices are generally denominated in foreign currencies. The securities underlying an ADR or EDR will also normally be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which could reduce the yield on such securities.

Foreign Securities

                 The Portfolios have undertaken to comply with California Department of Insurance guidelines relating to investments in foreign securities, which provide as follows: To the extent consistent with its investment objective, a Portfolio will be invested in a minimum of five different foreign countries at all times, provided that this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of the Portfolio's net asset value; to two when less than 40% of the Portfolio's net asset value; and to one when less than 20%. In addition, a Portfolio will invest no more than 20% of its net asset value in the securities of issuers located in any one country, except that a Portfolio may have an additional 15% of its value invested in securities of issuers in any one of Australia, Canada, France, Japan, the United Kingdom or West Germany. A Portfolio's investments in United States issuers are not subject to the above guidelines.

Exchange Rate-Related Securities

                 The Balanced Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

                 Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss. The Balanced Fund does not intend to invest more than 5% of its net assets in Exchange Rate-Related Securities.

Borrowing

                 At the time a Portfolio enters into a reverse repurchase agreement (an agreement under which the Portfolio sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Portfolio intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 5% of its net assets.

When-Issued Purchases and Forward Commitments

                 When a Portfolio agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of the purchase or the commitment in a separate account. Normally, the custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Portfolio will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. Because a Portfolio will set aside cash or liquid high grade debt securities in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Portfolios' custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

                 A Portfolio will generally make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss.

                 When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                 The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Portfolio's net asset value starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

Convertible Securities

                 Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                 In selecting convertible securities for a Portfolio, the Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; the diversification of the Portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

                 The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

                 Capital appreciation for a Portfolio may result from an improvement in the credit standing of an issuer whose securities are held in the Portfolio or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Portfolio or a general increase in interest rates may be expected to result in capital depreciation to the Portfolio.

                 In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments in higher rated fixed-income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. A Portfolio will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Portfolio of any single investment, it does not reduce the overall risk of investing in lower-rated securities.

                 While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

                 There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

                 The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                 If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

                 In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                 Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                 Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower-rated securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower-rated securities.

                 The rating assigned by a rating agency evaluates the safety of a lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose lower-rated securities a Portfolio holds. Because of this, a Portfolio's performance may depend more on the Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

Restricted Securities

                 The purchase of securities which are traded pursuant to Rule 144A, as described in the Portfolios' Prospectus, could have the effect of increasing the level of illiquidity of a Portfolio during periods when qualified institutional buyers become uninterested in purchasing restricted securities.

Variable and Floating Rate Instruments

                 With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. In determining weighted average portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time a Portfolio can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Portfolios, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Portfolio, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Municipal Obligations

                 Municipal obligations that may be acquired by the Intermediate Bond Portfolio include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

                 The two principal classifications of municipal obligations which may be held by the Intermediate Bond Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. The Portfolio may also hold "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                 Further, the Intermediate Bond Portfolio may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited to applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to ake such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

                 There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

                 Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                 Certain of the municipal obligations held by the Intermediate Bond Portfolio may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Stripped Government Obligations

                 Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Portfolios may purchase securities registered in the STRIPS program. Under the STRIPS program, the Portfolios will be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

                 In addition, the Portfolios may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. Investments by a Portfolio in these securities will not exceed 5% of the value of the Portfolio's total assets.

                 The Prospectus discusses other types of stripped securities that may be purchased by the Portfolios.

Asset-Backed Securities

                 To the extent described in the Prospectus, the Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Portfolios may include collateralized mortgage obligations ("CMOs") issued by private companies.

                 There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Additional Investment Limitations

                 In addition to the investment limitations disclosed in the Prospectus, the Portfolios are subject to the investment limitations enumerated below which may be changed with respect to a particular Portfolio only by a vote of a majority of the holders of such Portfolio's outstanding shares (as defined under "Miscellaneous" below).

                 No Portfolio may:

                 1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                 2. Purchase securities of companies for the purpose of exercising control.

                 3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

                 4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase and sale of obligations in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                 5. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities; futures contracts and options on futures contracts; and forward currency exchange contracts.

                 6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options, and (b) a

Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                 7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

                 8. Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of a Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of a Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will reduce the borrowings of such Portfolio in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Portfolios may not enter into reverse repurchase agreements exceeding in the aggregate one-third of their respective total assets.

                 9. Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

                 In order to comply with California Department of Insurance guidelines, as a non-fundamental investment restriction, a Portfolio may not borrow money in excess of (i) 10% of its net asset value when borrowing for any general purpose or (ii) 25% of its net asset value when borrowing as a temporary measure to facilitate redemptions.

                 Securities held in escrow or separate accounts in connection with the Portfolios' investment practices described in this Statement of Additional Information and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Limitations.

                 Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

                 In order to permit the sale of the Portfolios' shares in certain states, the Trust may make commitments with respect to the Portfolios more restrictive than the investment policies listed above and in the Prospectus. Should the Trust determine that any commitment made to permit the sale of a Portfolio's shares in any state is no longer in the best interests of the Portfolio, it will revoke the commitment by terminating sales of a Portfolio's shares in the state involved.

                                NET ASSET VALUE

                 The net asset value per share of a Portfolio is calculated by adding the value of all portfolio securities and other assets belonging to the Portfolio, subtracting the liabilities charged to the Portfolio, and dividing the result by the number of shares of the Portfolio outstanding. "Assets belonging to" a Portfolio consists of the consideration received upon the issuance of shares of the Portfolio together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio that are allocated to that portfolio by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the general assets will normally be allocated to particular portfolios based on their relative net asset values at the time of allocation. Assets belonging to a particular portfolio are charged with the direct liabilities and expenses of that portfolio and with a share of the general liabilities and expenses of the Trust which are normally allocated in proportion to the relative net asset values of all of the Trust's investment portfolios at the time of allocation. The allocations of general assets and general liabilities and expenses of the Trust to particular portfolios will be determined in accordance with generally accepted accounting principles.
Subject to the provisions of the Trust Instrument, determinations by the Board of Trustees as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Portfolio are conclusive.

Emerging Growth, Equity Value, Balanced and Intermediate Bond Portfolios

                 Securities which are traded on a recognized stock exchange are valued at the last sale price occurring prior to the close of regular trading on the securities exchange on which such securities are primarily traded or at the last sale price occurring prior to the close of regular trading on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value under the supervision of the Board of Trustees. In computing net asset value, the current value of a Portfolio's open futures contracts and options will be "marked to market."

Money Market Portfolio

                 The Trust uses the amortized cost method of valuation to value the Money Market Portfolio's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discounts or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The market value of portfolio securities held by the Portfolio can be expected to vary inversely with changes in prevailing interest rates.

                 The Money Market Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its policy of maintaining a stable net asset value per share. In this regard, the Portfolio will neither purchase any security deemed to have a remaining maturity of more than 13 months (397 days) within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Trust's Board of Trustees has also established procedures that are intended to stabilize the net asset value per share of the Portfolio for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the trustees deem appropriate, of the extent, if any, to which the net asset value per share of the Portfolio calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 Net income of the Money Market Portfolio for dividend purposes consists of (i) interest accrued and discount earned on the Portfolio's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Portfolio, and the Portfolio's allocable share of the general expenses.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                 Shares of the Portfolios are sold on a continuous basis by Furman Selz Incorporated ("Furman Selz"). Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

                 The Trust may suspend the right of redemption or postpone the date of payment for shares of any Portfolio for more than seven days during any period when (a) trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.


                             DESCRIPTION OF SHARES

                 The Trust is a Delaware business trust. Under the Trust Instrument, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Trust Instrument authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects, their respective designations, preferences, voting powers, rights and privileges. Pursuant to such authority, the Board of Trustees has authorized the issuance of five series of shares, each series representing interests in a separate investment portfolio. The Trustees may similarly classify or reclassify any particular series of shares into one or more classes.

                 Each share of the Trust has a par value of $0.0001, represents an equal proportionate interest in a Portfolio, and is entitled to such dividends and distributions of the income earned on the Portfolio's assets as are declared at the discretion of the Trustees. Shares of the Portfolios have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, a Portfolio's shares will be fully paid and non-assessable by the Trust. In the event of the termination of the Trust or an individual Portfolio, shareholders of a particular Portfolio would be entitled to receive the assets available for distribution belonging to such Portfolio. Shareholders of a Portfolio are entitled to participate in the net distributable assets of the particular Portfolio involved on termination, based on the number of shares of the Portfolio that are held by each of them, respectively.

                 Unless the Board of Trustees determines otherwise, shareholders of the Portfolios, as well as those of the other investment portfolios offered by the Trust, will vote together in the aggregate and not separately on a Portfolio-by-Portfolio basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Portfolios.

                 There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders meeting for the election of trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the Trustees. The Board of Trustees will call meetings of the shareholders of the Trust upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Except as set forth above, the Trustees will continue to hold office and may appoint successor trustees.

                 The Trust Instrument authorizes the Board of Trustees, without shareholder approval, to issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Board of Trustees may issue fractional shares and shares held in the treasury. The Board of Trustees has full power and authority, in their sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board of Trustees may deem desirable.

                 The Trust Instrument provides that the Trustees, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

                    ADDITIONAL INFORMATION CONCERNING TAXES

                 Shares of the Portfolios are offered only to Separate Accounts that fund variable annuity contracts. See the prospectus for the variable annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and the variable annuity contracts, and the holders thereof.

                 The following is only a summary of certain tax considerations generally affecting the Portfolios that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. This discussion is based on tax laws and regulations which are in effect on the date hereof; such laws and regulations may be changed by legislative or administrative action. Investors are urged to consult their tax advisors with reference to their own situation.

Federal

                 Each Portfolio is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to so qualify, each Portfolio must satisfy certain requirements with respect to the distribution and sources of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

                 Qualification as a regulated investment company under the Code also requires that in each taxable year a Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income for such year. In general, a Portfolio's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year.

                 Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Portfolio's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months:
(1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Portfolio's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Portfolio upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the Federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the 30% test.

                 As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. For information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectus for the variable contracts.

                 A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                 If for any taxable year a Portfolio does not qualify for tax treatment as a regulated investment company, all of the taxable income of the Portfolio will be subject to tax at regular corporate rates, without any deduction for distributions to shareholders, and the Portfolio's distributions to shareholders will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the particular Portfolio.

State

                 Depending upon the extent of the Portfolios' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Portfolios may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Portfolios and their shareholders under such laws may differ from their treatment under federal income tax laws.


                          MANAGEMENT OF THE PORTFOLIOS

Trustees and Officers

                 The trustees and officers of the Trust, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:

===================================================================================================================
      NAME, ADDRESS, AND AGE         POSTITION(S)         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
                                    HELD WITH THE
                                        TRUST
-------------------------------------------------------------------------------------------------------------------
   Dennis W. Draper; School of    Trustee              Dr. Draper is an Associate Professor of Finance, at
   Business, Hoffman 701-F,                            University of Southern California since 1978;
   University of Southern                              Director of Data Analysis, Inc. (financial services);
   Californi, Los Angeles,                             and Editorial Board Member of Chicago Board of Trade.
   California 90089; 47.
-------------------------------------------------------------------------------------------------------------------
   Joseph N. Hankin;              Trustee              Mr. Hankin is President, Westchester Community
   Westchester Community                               College since 1971; President of Hartford Junior
   College, 75 Grasslands                              College from 1967 to 1971; Adjunct Professor of
   Road, Valhalla, New York                            Columbia University Teachers College since 1976.
   10595; 47.
-------------------------------------------------------------------------------------------------------------------
   John E. Heilmann; Old          Trustee              Mr. Heilmann is retired and the former Chairman,
   Norwood Plantation, Route                           President and Chief Executive Officer of Distillers
   1, Box II A, Wingina,                               Somerset, Inc. and Norwood Enterprises, Inc. from
   Virginia 24599; 64.                                 1987-1992.
-------------------------------------------------------------------------------------------------------------------
   Jack D. Henderson; 1600        Trustee              Mr. Henderson is a sole-practioner in his own law
   Broadway, Denver, Colorado                          firm; Partner of the law firm of Clanahan, Tanner,
   80202; 68.                                          Downing & Knowlton, P.C. until November, 1995.  He is
                                                       a Trustee of Westcore Trust (a mutual fund family).
-------------------------------------------------------------------------------------------------------------------
   Richard A. Wedemeyer; 17       Trustee              Mr. Wedemeyer is Vice President of Performance
   High Street, Norwalk,                               Advantage, Inc., since 1992; Vice President of Jim
   Connecticut 06851; 59.                              Henson Productions from 1979 to 1992; Author of In
                                                       Transition (Harper Collins); co-founder and
                                                       co-conductor of Harvard Business School Club of New
                                                       York Career Seminar; Trustee of Jim Henson Legacy
                                                       Trust.
-------------------------------------------------------------------------------------------------------------------
   Michael C. Petrycki; 230       President of the     President and Director of Furman Selz since 1984.
   Park Avenue, New York, NY      Trust
   10169; 52.
-------------------------------------------------------------------------------------------------------------------
   Steven D. Blecher;  230        Executive Vice       President and Director of Furman Selz since 1983;
   Park Avenue, New York, NY      President            Vice President, Secretary and Treasurer of Furman
   10169; 52.                                          Selz Capital Management, Inc. since 1984.
-------------------------------------------------------------------------------------------------------------------
   John J. Pileggi; 230 Park      Vice President       Managing Director of Furman Selz, from 1984 to 1992;
   Avenue, New York, NY           and Treasurer        Senior Managing Director since 1992 and Director of
   10169; 36.                                          Furman Selz since 1994.
-------------------------------------------------------------------------------------------------------------------
   Joan V. Fiore; 230 Park        Vice President       Managing Director and Counsel of Furman Selz since
   Avenue, New York, NY           and Secretary        1991; Staff Attorney at the U.S. Securities and
   10169; 39.                                          Exchange Commission, Division of Investment
                                                       Management, from 1986 to 1991.
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
   Donald E. Brostrom; 237        Assistant            Director, Fund Services, Furman Selz Incorporated
   Park Avenue, New York, NY      Treasurer            since 1986.
   10169; 36
-------------------------------------------------------------------------------------------------------------------
   Eric Rubin;                    Assistant            Mr. Rubin joined Furman Selz as a Managing Director
   7501 East McCormick            Secretary            in the Mutual Fund Division in June of 1995.
   Parkway, 110N Scottsdale,                           Previous to that, Mr. Rubin was a Vice President and
   AZ 85258; 29                                        Managing Director at Banc One Investment Advisers in
                                                       Columbus, Ohio.  In that role, he was responsible for
                                                       sales, marketing, product development and
                                                       administration for Banc One's proprietary Fund
                                                       family.  From January 1989 to November 1993 Mr. Rubin
                                                       was employed by Furman Selz as an Associate Director.
                                                       Throughout those years he was responsible for the
                                                       administration and fund accounting of several
                                                       proprietary bank mutual fund groups.  He also served
                                                       as an officer or several of those fund complexes.
===================================================================================================================



                 Each trustee receives an annual fee of $1000 plus $250 for each Board meeting attended and reimbursement of expenses incurred in attending meetings.

                 For the last fiscal year, the Trustees will receive the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment adviser as the Trust or an investment adviser that is an affiliate person of the Trust's investment adviser:


========================================================================================================================
                                                         PENSION OR
                                                         RETIREMENT                                   TOTAL
                                                          BENEFITS            ESTIMATED            COMPENSATION
                                    AGGREGATE            ACCRUED AS             ANNUAL                 FROM
                                   COMPENSATION            PART OF             BENEFITS             REGISTRANT
                                     FROM THE               TRUST                UPON                AND FUND
        NAME OF TRUSTEE               TRUST                EXPENSE            RETIREMENT             COMPLEX
------------------------------------------------------------------------------------------------------------------------
    Dennis W. Draper                $2000*                   $0                   $0                $12,500**
------------------------------------------------------------------------------------------------------------------------
    Joseph N. Hankin                $2000*                   $0                   $0                $12,500**
------------------------------------------------------------------------------------------------------------------------
    John E. Heilmann                $2000*                   $0                   $0                $12,500**
------------------------------------------------------------------------------------------------------------------------
    Jack D. Henderson               $2000*                   $0                   $                 $11,707**
------------------------------------------------------------------------------------------------------------------------
    Richard A. Wedemeyer            $2000*                   $0                   $0                $11,707**
========================================================================================================================

*        Estimated compensation for the Trust's 1996 fiscal year.

** Includes amounts received for service as a member of the Board of Trustees of Pacific Funds Trust which is also advised by FICM.

                 As of the date of this Statement of Additional Information, the Trust's Trustees and officers as a group own less than 1% of the outstanding shares of each Portfolio.

Adviser

                 FICM serves as Adviser to the Portfolios. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the respective Portfolios and to pay all expenses it incurs in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Portfolios.

                 The Adviser has agreed that if, in any fiscal year, the expenses borne by a Portfolio exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of a Portfolio are registered or qualified for sale to the public, it will reimburse the Portfolio for any excess to the extent required by such regulations. To the Trust's knowledge, as of the date of this Statement of Additional Information the most restrictive expense limitations for any fiscal year imposed by state securities regulations which were applicable to the Portfolios were as follows: two and one-half percent of the first $30 million of a Portfolio's average net assets, two percent of the next $70 million of average net assets, and one and one-half percent of a Portfolio's remaining average net assets.

                 The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the agreements.

Authority to Act as Adviser

                 Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but
(b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. The Adviser is subject to such banking laws and regulations.

                 The Adviser believes that it may perform the services for the Portfolios contemplated by the Portfolios' Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser from continuing to perform such services for the Portfolios. If the Adviser were prohibited from continuing to perform advisory and sub-advisory services for the Portfolios, it is expected that the Board of Trustees would recommend that the Portfolios enter into new agreements or would consider the possible dissolution of the Portfolios. Any new advisory agreement would be subject to shareholder approval.

                 On the other hand, legislation has been proposed in Congress from time to time, which, if enacted, would permit a bank holding company subsidiary to organize, sponsor and distribute shares of an investment company such as the Trust notwithstanding present banking law restrictions. As described herein, the Portfolios are currently distributed by Furman Selz, which also provides certain administrative services. If the current restrictions preventing a bank holding company subsidiary from legally sponsoring, organizing, controlling and distributing shares of an investment company were relaxed, the Trust expects that the Adviser or any of its affiliates would consider the possibility of offering to perform additional services for the Trust. It is not possible to predict whether or in what form such legislation might be enacted or the terms upon which the Adviser might offer to provide such services for consideration by the Trust's Board of Trustees.

                 State securities laws on the aforementioned issue may differ from the interpretations of federal laws expressed herein, and banks and financial institutions such as the Adviser may be required to register as dealers pursuant to state law.

Distribution of Shares

                 The Trust retains Furman Selz to serve as principal underwriter for the shares of the Portfolios pursuant to a Distribution Contract. The Distribution Contract provides that the Furman Selz will maintain the distribution of the Portfolios' shares to bona fide investors. Furman Selz is not obligated to sell any specific amount of shares.

Administrative Services

                 Furman Selz also provides management and administrative services necessary for the operation of the Portfolios, including among other things, (i) preparation of shareholder reports and communications,
(ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Portfolios, including coordination of the services performed by the Portfolios' Adviser, distributor, transfer agent, custodian, independent accountants, legal counsel and others. In addition, Furman Selz furnishes office space and facilities required for conducting the business of the Portfolios and pays the compensation of the Trust's officers affiliated with Furman Selz. For these services, Furman Selz is entitled to receive from the Portfolios a fee, payable monthly, at the annual rate of .15% of each Portfolio's average daily net assets.

                 The Administrative Services Contract between Furman Selz and the Trust is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Contract upon not more than 60 days written notice to Furman Selz or by vote of the holders of a majority of the shares of the Portfolio involved, or, upon 60 days notice, by Furman Selz. The Administrative Services Contract will terminate automatically in the event of its assignment.

Custodian and Transfer Agent

                 First Interstate Bank of California (the "Custodian") serves as custodian of the Portfolios' assets pursuant to the Custody Agreement.
Under the Custody Agreements, the Custodian has agreed to (a) maintain a separate account in the name of each Portfolio; (b) make receipts and disbursements of money on behalf of each Portfolio; (c) collect and receive all income and other payments and distributions on account of each Portfolio's portfolio securities; (d) respond to correspondence from shareholders, security brokers and others relating to its duties; and (e) make periodic reports to the Trust's Board of Trustees concerning each Portfolio's operations. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Portfolio with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, the Custodian is entitled to receive compensation from each Portfolio based on the aggregate market value of the portfolio securities of the Portfolio as follows: 0.0210% on the first $5 billion of the average net assets; 0.0175% on the next $5 billion; and 0.0150% on assets in excess of $10 billion. The minimum annual custody fee payable by each Portfolio is $500. In addition, the Custodian is entitled to certain transaction charges at the rate of $20 for each transaction involving a domestic security, $25 for each transaction involving a foreign security, and $45 per option (including issuance of an escrow receipt), and to reimbursement for its out-of-pocket expenses in connection with the above services.

                 Furman Selz acts as the Trust's transfer agent. The Trust compensates Furman Selz for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services.

                                    AUDITORS

                 Ernst & Young LLP, 515 South Flower Street, Los Angeles, California, have been selected to serve as the Portfolios' independent auditors.


                                    COUNSEL

                 Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as counsel to the Trust and will pass upon certain legal matters relating to the Portfolios.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

Yield Quotations -- Money Market Portfolio

                 The standardized annualized seven-day yield for the Money Market Portfolio is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in the Portfolio includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by the Portfolio to all shareholder accounts in proportion to the length of the base period, other than nonrecurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Portfolio's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Portfolio is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Yield and Total Return of the Emerging Growth, Equity Value, Balanced and Intermediate Bond Portfolios

                 The 30-day (or one month) standard yield of the Balanced and Intermediate Bond Portfolios described in the Prospectus is calculated for each Portfolio in accordance with the method prescribed by the SEC for mutual funds:

                                        a - b      6
                          YIELD = 2[( - - - - +1 )   - 1]
                                         cd

Where:           a =      dividends and interest earned by a Portfolio during
                          the period;

                 b =      expenses accrued for the period (net of
                          reimbursements);

                 c = average daily number of shares outstanding during the period, entitled to receive dividends; and

                 d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

                 With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs") (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period and (ii) each Portfolio may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

                 Each Portfolio that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                                  ERV  1/n
                                           T = [(-----) - 1]
                                                   P

         Where:           T =     average annual total return;

                        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                          P =     hypothetical initial payment of $1,000; and

                          n = period covered by the computation, expressed in years.

                 Each Portfolio that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return =  [(-----) - 1]
                              P

                 The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                                 MISCELLANEOUS

                 As used in this Statement of Additional Information and the Portfolios' Prospectus, a "majority of the outstanding shares" of a Portfolio or a series of shares, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, means the lesser of
(1) 67% of the shares of the particular Portfolio or series represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio or series are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Portfolio or series.

                 As of the date of this Statement of Additional Information all of the issued and outstanding shares of each Portfolio were owned by Anchor National Life Insurance Company, a California corporation with principal offices at 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022 and held in Separate Accounts pursuant to variable annuity contracts.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS


Commercial Paper Ratings

                 S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                 The three rating categories of D&P for investment grade commercial paper and short-term debt are "Duff 1," "Duff 2" and "Duff 3." D&P employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by D&P for commercial paper:

                 "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "Duff 3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "Duff 4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "Duff 5" - Issuer has failed to meet scheduled principal and/or interest payments.


                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                 Thomson BankWatch commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

                 "A2" - Obligations are supported by a good capacity for timely repayment.

                 "A3" - Obligations are supported by an satisfactory capacity for timely repayment.

                 "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                 "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

                 The following summarizes the ratings used by S&P's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by S&P's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B", "CCC," "CC," "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB -" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 "Plus (+) or Minus (-)": The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" to B." The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of the generic category.

                 The following summarizes the long-term debt ratings used by D&P for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

                 "AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

                 A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                 Fitch and D&P use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                 As stated in the Prospectus, the Equity Value and Balanced Portfolios may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.       Stock Index Futures Contracts.

                 General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The price of a single futures contract is determined by multiplying the relevant index's value by $500. For example, if the value of an index were 125, one contract would be worth $62,500 (125 x $500). If the value of such index increased to 130, the value of one contract would increase by $2,500 (5 x $500) to $65,000. Conversely, if the value of such index dropped to 115, the value of one contract bought at the original value of 125 would fall by $5,000 (10 x $500) to $57,500.

                 Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

            Portfolio                                  Futures
            ---------                                  -------
                                                   -Day Hedge is Placed-

Anticipate Buying $62,500                          Buying 1 Index Futures at 125
     in Equity Securities                                Value of Futures =
                                                         $62,500/Contract

                                                   -Day Hedge is Lifted-

Buy Equity Securities                              Sell 1 Index Futures at 130
with Actual Cost =                                       Value of Futures =
     $65,000 Increase in                                 $65,000/Contract
     Purchase Price =                              Gain on Futures = $2,500
     $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

         Portfolio                                           Futures
         ---------                                           -------
                                                   -Day Hedge is Placed-

Anticipate Selling $1,000,000                            Sell 16 Index Futures at 125
     in Equity Securities                                Value of Futures = $1,000,000

                                                   -Day Hedge is Lifted-

Equity Securities-Own                                    Buy 16 Index Futures at 120
     Stock with Value = $960,000                         Value on Futures = $960,000
     Loss in Portfolio Value =                           Gain on Futures = $40,000
          $40,000

                 If, however, the market moved in the opposite direction, that is, market value decreased and the Portfolio had entered into an anticipatory purchase hedge, or market value increased and the Portfolio had hedged its stock portfolio, the results of the Portfolio's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price


         Portfolio                                           Futures
         ---------                                           -------
                                                   -Day Hedge is Placed-

Anticipate Buying $62,500                                   Buying 1 Index Futures
    in Equity Securities                                            at 125
                                                            Value of Futures =
                                                                    $62,500/Contract

                                                   -Day Hedge is Lifted-

Buy Equity Securities                                       Sell 1 Index Futures at 120
    Actual Cost = $60,000                                   Value of Futures =
Decrease in Purchase Price =                                        $60,000/Contract
    $2,500                                                  Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

         Portfolio                                           Futures
         ---------                                           -------
                                                   -Day Hedge is Placed-

Anticipate Selling $1,000,000                               Sell 16 Index Futures at 125
    in Equity Securities                                    Value of Futures = $1,000,000

                                                   -Day Hedge is Lifted-

Equity Securities-Own                                       Buy 16 Index Futures at 130
    Stock with Value =                                      Value on Futures = $1,040,000
          $1,040,000                                        Loss on Futures = $40,000
    Gain in Portfolio =
          $40,000


II.      Margin Payments.

                 Unlike when a Portfolio purchases or sells a security, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

III.     Risks of Transactions in Futures Contracts.

                 There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

                 Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                 In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

                 Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Equity Value and Balance Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                 Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                 Successful use of futures by a Portfolio is also subject to the ability of the Adviser to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

IV.      Put Options on Stock Index Futures Contracts.

                 The Equity Value and Balanced Portfolios may purchase put options on stock index futures contracts that would give the Portfolio, in return for the premium paid, the right to sell (put) to the writer of the option a stock index futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer of a futures contract, the holder of a put option has the right to terminate its position prior to the scheduled expiration of the option by selling an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                 Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the sale of futures contracts, however, the purchase of put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

V.        Other Hedging Transactions.

                 The Equity Value and Balanced Portfolios may use stock index futures contracts (and related options) in connection with their hedging activities. The Portfolios also are authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Portfolios' hedging strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VI.      Accounting and Tax Treatment.

                 Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                 Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

                 Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "marking-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "marking-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.